UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2017

Date of reporting period: March 31, 2017

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the six months ended March 31 2017, Causeway Emerging Markets Fund’s (the“Fund’s”) Institutional Class returned 9.78% and Investor Class returned 9.64%, compared to 6.93% for the MSCI Emerging Markets Index (Gross) (“EM Index”). Since the Fund’s inception on March 30, 2007, the Fund’s average annual total returns are 3.95% for the Institutional Class and 3.79% for the Investor Class, compared to 3.10% for the EM Index.

Performance Review

Higher U.S. long-term Treasury yields and U.S. dollar strength following Donald Trump’s U.S. presidential victory pressured emerging markets in the final months of 2016. However, emerging markets reversed course in early 2017 to deliver the highest calendar quarter return in the past five years and outpace developed equity market returns. Economic growth within the asset class improved and valuations lured investors, particularly given the brightening earnings outlooks for many emerging markets companies. The strongest performing sectors in the EM Index over the six month period were materials and energy. The weakest performers in the EM Index were the health care and consumer staples sectors. All three emerging regions posted positive returns, led by the emerging Latin America region, followed by the emerging Asia and emerging Europe, Middle East, and Africa (“EMEA”) regions.

We use a combination of stock-specific factors and country, currency, sector, and macroeconomic analysis to rank the stocks in our investable universe. Of the factors we use to forecast alpha (performance in excess of the EM Index), our bottom-up value factor, which has the greatest weight in our alpha model, had positive performance. Our earnings growth factor also demonstrated positive performance. Our technical factors, which measure six- and twelve-month price momentum, had the weakest performance of any single factor in our model during the first six months of the fiscal year, reflecting rotations out of top performers and into laggards. Our macroeconomic and sector top-down factors delivered negative performance during the first half of the fiscal year, while our country and currency top-down factors were positive.

Holdings in the financials, energy, and information technology sectors were the largest contributors to the Fund’s performance versus the EM Index over the period. Holdings in the utilities, health care, and consumer staples sectors offset some of the outperformance. The top stock–level contributors to performance relative to the EM Index were overweight positions in crude oil refiner, Polski Koncern Naftowy ORLEN SA (Poland), bank, Banco do Brasil SA (Brazil), and oil refiner & transportation company, Hindustan Petroleum Corporation Ltd. (India). The Fund’s overweight positions in electric utility, Korea Electric Power Corp. (South Korea), miner, Sibanye Gold Ltd. (South Africa) and automobile manufacturer, KIA Motors Corp. (South Korea) detracted from relative performance.

Significant Portfolio Changes

The Fund’s active exposure to several sectors and countries changed during the period as a result of our quantitative security selection process. The largest increases in active weightings (compared to EM Index weightings) were to the financials and industrials sectors, and the biggest reductions in active weightings were to the consumer staples and materials sectors. Notable changes in the Fund’s active country weightings included increases to exposures in Malaysia, China, and India. We reduced exposures to Mexico, South Korea, and Poland, though we still maintain a positive active weight relative to the Index in South Korea and Poland.

2	Causeway Emerging Markets Fund

Significant purchases over the period included new positions in financial services firm, Ping An Insurance (Group) Co. of China Ltd. (China), electric utility, Tenaga Nasional Bhd. (Malaysia), bank, State Bank of India (India), and wireless communications operator, SK Telecom Co., Ltd. (South Korea), as well as increased exposure to retail & commercial bank, Bank of China Ltd. (China). The largest sales during the period included full sales in internet services provider, Baidu (China), retail self-service store operator, Wal-Mart de Mexico SAB de CV (Mexico), telecommunication services provider, Chunghwa Telecom Co. Ltd. (Taiwan), and consumer goods producer, LG Household & Health Care Ltd. (South Korea), in addition to a decreased position in bank, China Construction Bank Corp. (China).

Investment Outlook

The U.S. Federal Reserve voted to increase the federal funds target rate range by 25 basis points to 0.75-1.00% at its March 15 meeting, the third increase in the last 15 months. Rising U.S. interest rates generally create headwinds for emerging markets equities. However, because U.S. long bond yields and the U.S. dollar did not rise with the rate hike, the liquidity backdrop remains positive for the asset class. We are mindful of risks to emerging markets performance: a flattening yield curve historically has been negative for emerging equity markets, as it indicates muted global growth expectations; and, persistent low levels of volatility in the asset class could indicate investor complacency, leaving emerging markets especially vulnerable to a change in sentiment. Underpinning our confidence in the performance potential of emerging markets is valuation. It may not surprise investors that emerging markets appear inexpensive relative to a U.S. equity market scaling new highs, but even excluding the U.S. market, emerging versus developed markets valuations are attractive.

Two of the biggest impediments to the Fund’s performance towards the end of 2016 began to ease in early 2017. The first is the underperformance of small capitalization stocks in the asset class. In early 2017, the MSCI Emerging Markets Small Cap Index outperformed the Index by 1.6%, after underperforming the EM Index by 2.0% in late 2016. We believe the underperformance of small caps in the last quarter of 2016 was anomalous. The higher beta (index sensitivity) of small cap stocks indicates that they should generally outperform in rising markets. The behavior of small caps in 2017 year-to-date supports a reversion to historical norms. We maintain a significant exposure to smaller cap emerging markets stocks in the Fund, having identified some of the greatest market mispricing within this segment. The underperformance of our macroeconomic factors also impaired performance during the final quarter of 2016, but the predictive power of these factors has begun to improve in early 2017. Our macroeconomic factors measure indicators of economic stability and growth, including current account surpluses, low or declining real interest rates, and rising gross domestic product growth rates. Prior underperformance to start the fiscal half-year was due in large part to the outperformance of such countries as Brazil — which benefited from a market-friendly regime change as well as the general cyclical upturn in markets — and the underperformance of more economically sound countries in Asia. Moving forward, rather than rely on optimism, emerging markets investors appear to require more quantifiable macroeconomic improvements. By analyzing our investable universe from both bottom-up and top-down perspectives, including these macroeconomic considerations, we seek to identify multiple sources of alpha for our shareholders.

Causeway Emerging Markets Fund	3

We thank you for your continued confidence in Causeway Emerging Markets Fund, and look forward to serving you in the future.

March 31, 2017

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass. Holdings are subject to change. Securities mentioned do not make up entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

March 31, 2017
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Institutional Class	19.91%	2.08%	2.51%	3.98%	3.95%
Investor Class	19.69%	1.85%	2.27%	3.82%	3.79%

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers during certain periods. In the absence of such fee waivers, total return would be reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 26, 2017 prospectus, the Fund’s gross ratios of expenses in relation to net assets were 1.18% and 1.43% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI Emerging Markets Index (Gross) (the “Index”) is a free float-adjusted market capitalization index, designed to measure equity market performance of emerging markets, consisting of 23 emerging country indices. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed, or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

4	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)*

March 31, 2017 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

COMMON STOCK
Brazil — 2.7%
Banco do Brasil SA	3,760,000	$40,487
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,401,400	14,589
JBS SA	5,909,200	19,366
Smiles S.A.	890,600	18,045

		92,487

China — 26.4%
Alibaba Group Holding Ltd. ADR [1]	939,663	101,324
Bank of China Ltd., Class H	181,654,000	90,333
Beijing Enterprises Holdings Ltd.	3,548,000	18,364
China Communications Construction Co. Ltd., Class H	28,696,000	40,506
China Construction Bank Corp., Class H	67,619,000	54,481
China Lumena New Materials Corp. [1,2,3]	10,564,000	—
China Mobile Ltd. ADR	626,280	34,589
China Petroleum & Chemical Corp., Class H	95,534,000	77,762
China Railway Construction Corp. Ltd., Class H	16,703,000	23,702
China Railway Group Ltd., Class H	24,350,000	21,803
Citic Pacific Ltd.	6,821,000	9,735
Country Garden Holdings Co. Ltd.	6,104,000	5,489
Dongfeng Motor Group Co. Ltd., Class H	21,882,000	24,597
Fosun International Ltd.	11,576,500	17,416
Guangzhou Automobile Group Co. Ltd., Class H	13,394,000	21,452
Guangzhou R&F Properties Co. Ltd., Class H	10,026,000	15,663
Industrial & Commercial Bank of China, Class H	33,929,000	22,202
KWG Property Holding Ltd.	14,016,000	10,157
NetEase Inc. ADR	147,100	41,777
New Oriental Education & Technology Group ADR [1]	597,200	36,059
Ping An Insurance Group Co. of China Ltd., Class H	8,219,500	46,066
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	7,988,100	20,926
Shimao Property Holdings Ltd.	5,394,500	8,575
Sinopharm Group Co. Ltd., Class H	2,472,400	11,478
Skyworth Digital Holdings Ltd.	401	—

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	5

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

China — (continued)
Tencent Holdings Ltd.	3,937,600	$113,440
Xinyi Glass Holdings Ltd.	14,476,000	12,751
YY Inc. ADR[1]	278,100	12,823
Zhejiang Expressway Co. Ltd., Class H	14,876,000	19,458

		912,928

Czech Republic — 0.3%
CEZ AS	701,581	12,080

Hungary — 0.4%
Richter Gedeon Nyrt	600,903	13,648

India — 9.6%
Adani Ports & Special Economic Zone Ltd.[1]	3,570,485	18,675
Biocon Ltd.[1]	634,771	11,070
Cipla Ltd.	1,134,487	10,360
HCL Technologies Ltd.	1,254,546	16,899
Hindalco Industries Ltd.	11,859,092	35,635
Hindustan Petroleum Corp. Ltd.	4,652,993	37,671
ICICI Bank Ltd. ADR	3,500,900	30,108
Indiabulls Housing Finance Ltd.	466,577	7,169
Infosys Ltd. ADR	1,024,600	16,189
Lupin Ltd.	491,748	10,945
Power Finance Corp. Ltd.	3,699,274	8,312
Reliance Capital Ltd.	1,845,483	17,486
Reliance Infrastructure Ltd.	2,546,761	22,307
Rural Electrification Corp. Ltd.	4,280,730	11,934
Sintex Industries Ltd.	8,683,334	14,141
State Bank of India	5,952,674	26,905
Tata Motors Ltd. ADR	734,500	26,185
UPL Ltd.	918,382	10,282

		332,273

The accompanying notes are an integral part of the financial statements.

6	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

Indonesia — 1.7%
Gudang Garam Tbk PT	2,494,200	$12,266
Indofood Sukses Makmur Tbk PT	24,789,700	14,886
Telekomunikasi Indonesia Persero Tbk PT	103,973,500	32,320

		59,472

Malaysia — 1.9%
AirAsia Bhd	29,727,600	21,090
Malayan Banking Bhd	8,135,500	16,392
Tenaga Nasional Bhd	8,985,600	27,847

		65,329

Mexico — 1.3%
Alfa SAB de CV, Class A	9,207,600	13,451
Arca Continental SAB de CV	1,173,247	8,146
Gruma SAB de CV, Class B	1,532,515	21,656

		43,253

Poland — 1.4%
PGE Polska Grupa Energetyczna SA	2,416,348	6,941
Polski Koncern Naftowy Orlen SA	1,596,746	40,273

		47,214

Qatar — 0.4%
Barwa Real Estate Co.	823,598	8,075
Qatar National Bank SAQ	185,683	7,450

		15,525

Russia — 5.4%
Gazprom PJSC ADR	4,896,862	21,922
Lukoil PJSC ADR	1,244,595	65,976
PhosAgro OAO GDR	573,825	8,337
Sberbank of Russia ADR	5,376,239	62,139
Surgutneftegas OAO ADR	2,361,267	12,116
X5 Retail Group NV GDR[1]	486,881	16,384

		186,874

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

South Africa — 3.6%
Barloworld Ltd.	1,775,793	$15,777
Exxaro Resources Ltd.	1,982,345	17,411
FirstRand Ltd.	8,118,976	28,092
MMI Holdings Ltd.	6,555,765	11,153
Nedbank Group Ltd.	830,845	14,929
Redefine Properties Ltd.[4]	12,146,625	9,958
Sibanye Gold Ltd.	4,790,342	10,343
Tiger Brands Ltd.	263,556	7,863
Vodacom Group Ltd.	804,023	9,101

		124,627

South Korea — 15.9%
BNK Financial Group Inc.	1,298,121	10,650
Daesang Corp.	47,511	1,024
Hana Financial Group Inc.	1,006,918	33,227
Hanwha Corp.	375,428	12,054
Hanwha Techwin Co. Ltd.	176,760	7,443
Hyosung Corp.	166,174	20,137
Hyundai Marine & Fire Insurance Co. Ltd.	464,204	14,529
Hyundai Mobis	971	209
KB Financial Group Inc.	952,785	41,757
Kia Motors Corp.	1,101,220	36,497
Korea Aerospace Industries Ltd.	89,222	4,598
Korea Electric Power Corp.	1,090,241	45,382
LG Corp.	284,923	17,897
LG Display Co. Ltd.	909,520	24,630
NH Investment & Securities Co. Ltd.	927,190	10,408
POSCO	23,829	6,189
POSCO ADR	228,100	14,713
Samsung Electronics Co. Ltd.	86,705	159,573
SK Hynix Inc.	935,041	42,233
SK Innovation Co. Ltd.	105,104	15,661
SK Telecom Co. Ltd.	112,866	25,502

The accompanying notes are an integral part of the financial statements.

8	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

South Korea — (continued)
SK Telecom Co. Ltd. ADR	248,660	$6,261
WiSoL Co. Ltd.	21,237	299

		550,873

Taiwan — 12.3%
Compal Electronics Inc.	16,502,316	10,767
Compeq Manufacturing Co. Ltd.	15,213,000	11,003
FLEXium Interconnect Inc.	3,908,000	13,589
Foxconn Technology Co. Ltd.	4,080,000	12,440
Fubon Financial Holding Co. Ltd.	13,805,000	22,517
HON HAI Precision Industry Co. Ltd.	26,146,623	78,416
Inventec Corp.	23,067,000	17,296
Lite-On Technology Corp.	14,009,202	24,147
Micro-Star International Co. Ltd.	2,947,000	6,858
Pegatron Corp.	10,406,000	30,805
Powertech Technology Inc.	7,264,000	21,139
Taiwan Semiconductor Manufacturing Co. Ltd.	3,934,000	24,668
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,387,800	111,255
TTY Biopharm Co. Ltd.	2,633,000	9,455
Win Semiconductors Corp.	1,518,965	6,760
WPG Holdings Ltd.	9,715,000	12,199
Yuanta Financial Holding Co. Ltd.	29,975,850	12,644

		425,958

Thailand — 4.6%
Charoen Pokphand Foods PCL	36,319,200	29,333
Kiatnakin Bank PCL	5,127,900	10,373
Krung Thai Bank PCL	34,972,800	20,764
PTT PCL	6,155,700	69,326
Sansiri PCL	204,369,666	12,137
Thanachart Capital PCL	11,189,700	15,704

		157,637

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares	Value

Turkey — 1.5%
Tekfen Holding AS	8,384,568	$19,954
Turkiye Halk Bankasi AS	5,136,618	14,659
Turkiye Vakiflar Bankasi TAO, Class D	11,693,699	17,254

		51,867

United Arab Emirates — 1.2%
DAMAC Properties Dubai Co. PJSC	11,151,560	8,565
Dubai Investments PJSC	10,703,170	7,121
Dubai Islamic Bank PJSC	7,796,362	11,881
First Gulf Bank PJSC	3,576,150	12,569

		40,136

Total Common Stock
(Cost $2,702,764) — 90.6%		3,132,181

PREFERENCE STOCK
Brazil — 4.1%
Braskem SA	1,883,087	19,170
Itausa - Investimentos Itau SA	21,135,001	64,473
Petroleo Brasileiro SA, Class A ADR [1]	2,512,200	23,163
Vale SA, Class B ADR	3,838,300	34,468

		141,274

South Korea — 1.4%
LG Chemical Ltd.	47,318	8,057
Samsung Electronics Co. Ltd.	27,732	39,723

		47,780

Total Preference Stock
(Cost $122,488) — 5.5%		189,054

The accompanying notes are an integral part of the financial statements.

10	Causeway Emerging Markets Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2017 (Unaudited)

Causeway Emerging Markets Fund	Number of Shares/ Warrants	Value
PREFERRED STOCK Brazil — 0.4%
Suzano Papel e Celulose SA, Class A	3,666,300	$15,517

Total Preferred Stock
(Cost $15,895) — 0.4%		15,517

EXCHANGE TRADED FUND
Vanguard FTSE Emerging Markets ETF	75,025	2,980

Total Exchange Traded Fund
(Cost $2,969) — 0.1%		2,980

WARRANT
Sansiri PCL, Expires 11/24/2017[1]	14,133,566	29

Total Warrant
(Cost $—) — 0.0%		29

SHORT-TERM INVESTMENT
Short-Term Investments Trust: Government & Agency Portfolio, Institutional Class, 0.610%**	85,122,677	85,123

Total Short-Term Investment
(Cost $85,123) — 2.5%		85,123

Total Investments — 99.1%
(Cost $2,929,239)		3,424,884

Other Assets in Excess of Liabilities — 0.9%		31,306

Net Assets — 100.0%		$3,456,190

A list of the open futures contracts held by the Fund at March 31, 2017, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Unrealized Appreciation (000)
MSCI Emerging Markets E-MINI	1,533	Jun-2017	$3,284

Futures contracts were purchased in March 2017. The total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for the derivative type during the last month of the fiscal period.

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	11

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2017 (Unaudited)

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2017.
1	Non-income producing security.
2	Securities considered illiquid. The total market value of such securities as of March 31, 2017 was $– and represented 0.0% of net assets.
3	Security is fair valued at zero due to company’s insolvency.
4	Real Estate Investment Trust.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Emerging Markets Fund

SECTOR DIVERSIFICATION

As of March 31, 2017, the sector diversification was as follows (Unaudited):

Causeway Emerging Markets Fund	Common Stock	Preferred Stock	Preference Stock	% of Net Assets

Information Technology	26.3%	0.0%	1.1%	27.4%

Financials	21.7	0.0	1.9	23.6

Energy	10.4	0.0	0.7	11.1

Industrials	8.6	0.0	0.0	8.6

Consumer Discretionary	5.6	0.0	0.0	5.6

Materials	3.1	0.4	1.8	5.3

Utilities	3.7	0.0	0.0	3.7

Consumer Staples	3.3	0.0	0.0	3.3

Telecommunication Services	3.1	0.0	0.0	3.1

Health Care	2.5	0.0	0.0	2.5

Real Estate	2.3	0.0	0.0	2.3

Total	90.6	0.4	5.5	96.5

Exchange Traded Fund				0.1

Short-Term Investment				2.5

Other Assets in Excess of Liabilities				0.9

Net Assets				100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	13

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

3/31/17
ASSETS:
Investments at Value (Cost $2,929,239)	$3,424,884
Cash	1,060
Cash pledged as collateral for futures contracts	8,298
Foreign Currency (Cost $1,059)	1,059
Receivable for Fund Shares Sold	25,790
Receivable for Dividends	13,486
Receivable for Investment Securities Sold	2,480
Prepaid Expenses	94
Receivable for Tax Reclaims	82
Unrealized Appreciation on Spot Foreign Currency Contracts	2

Total Assets	3,477,235

LIABILITIES:
Payable for Fund Shares Redeemed	10,127
Accrued Foreign Capital Gains Tax on Appreciated Securities	5,218
Payable Due to Adviser	2,875
Payable for Investment Securities Purchased	1,069
Payable for Variation Margin	544
Payable for Shareholder Service Fees — Investor Class	172
Payable Due to Administrator	86
Payable for Trustees’ Fees	35
Unrealized Depreciation on Spot Foreign Currency Contracts	1
Other Accrued Expenses	918

Total Liabilities	21,045

Net Assets	$3,456,190

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$3,221,931
Undistributed Net Investment Income	2,593
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(262,760)
Net Unrealized Appreciation on Investments	495,645
Accrued Foreign Capital Gains Tax on Appreciated Securities	(5,218)
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	715
Net Unrealized Appreciation on Futures Contracts	3,284

Net Assets	$3,456,190

Net Asset Value Per Share (based on net assets of $2,788,829,768 ÷ 236,976,189 shares) — Institutional Class	$11.77

Net Asset Value Per Share (based on net assets of $667,360,730 ÷ 56,290,301 shares) — Investor Class	$11.86

*	Except for Net Asset Value data.

The accompanying notes are an integral part of the financial statements.

14	Causeway Emerging Markets Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY EMERGING MARKETS FUND

10/01/16 to 3/31/17
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $3,466)	$28,993
Interest Income	32

Total Investment Income	29,025

EXPENSES:
Investment Advisory Fees	15,513
Custodian Fees	1,540
Shareholder Service Fees — Investor Class	746
Administration Fees	471
Transfer Agent Fees	135
Professional Fees	71
Trustees’ Fees	62
Printing Fees	62
Registration Fees	39
Pricing Fees	15
Line of Credit	3
Other Fees	62

Total Expenses	18,719

Net Investment Income	10,306

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments	(11,780)
Net Realized Loss on Futures Contracts	(1,742)
Net Realized Loss from Foreign Currency Transactions	(987)
Net Change in Unrealized Appreciation on Investments	301,680
Net Change in Unrealized Appreciation on Futures Contracts	3,284
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,533)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	726

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	288,648

Net Increase in Net Assets Resulting from Operations	$298,954

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	15

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY EMERGING MARKETS FUND

	10/01/16 to 3/31/17 (Unaudited)	10/01/15 to 9/30/16 (Audited)
OPERATIONS:
Net Investment Income	$10,306	$44,133
Net Realized Loss on Investments	(11,780)	(219,724)
Net Realized Loss on Futures Contracts	(1,742)	–
Net Realized Loss from Foreign Currency Transactions	(987)	(2,787)
Net Change in Unrealized Appreciation on Investments	301,680	522,066
Net Change in Unrealized Appreciation on Futures Contracts	3,284	—
Net Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(2,533)	(1,649)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	726	79

Net Increase in Net Assets Resulting From Operations	298,954	342,118

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(36,520)	(23,661)
Investor Class	(7,296)	(7,924)

Total Dividends from Net Investment Income	(43,816)	(31,585)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	148,203	779,105
Redemption Fees(2)	60	71

Total Increase in Net Assets	403,401	1,089,709

NET ASSETS:
Beginning of Period	3,052,789	1,963,080

End of Period	$3,456,190	$3,052,789

Undistributed Net Investment Income	$2,593	$36,103

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.
Amounts	designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway Emerging Markets Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2017 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Fiscal Years or Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY EMERGING MARKETS FUND†
Institutional
2017(1)	10.89	0.04	1.00	1.04	(0.16)	—	(0.16)	—
2016	10.00	0.19	0.86	1.05	(0.16)	—	(0.16)	—	(2)
2015	12.33	0.24	(2.29)	(2.05)	(0.28)	—	(0.28)	—	(2)
2014	11.65	0.28	0.51	0.79	(0.11)	—	(0.11)	—
2013	11.19	0.24	0.50	0.74	(0.28)	—	(0.28)	—
2012	9.39	0.28	1.62	1.90	(0.10)	—	(0.10)	—
Investor
2017(1)	10.96	0.03	1.01	1.04	(0.14)	—	(0.14)	—
2016	10.06	0.14	0.90	1.04	(0.14)	—	(0.14)	—	(2)
2015	12.40	0.29	(2.39)	(2.10)	(0.24)	—	(0.24)	—	(2)
2014	11.72	0.23	0.53	0.76	(0.08)	—	(0.08)	—
2013	11.26	0.20	0.51	0.71	(0.25)	—	(0.25)	—
2012	9.45	0.26	1.63	1.89	(0.08)	—	(0.08)	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway Emerging Markets Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.77	9.78	2,788,830	1.16	1.16	0.71	24
10.89	10.70	2,469,222	1.18	1.18	1.89	73
10.00	(16.94)	1,348,773	1.19	1.19	2.06	100
12.33	6.84	852,202	1.20	1.20	2.31	112
11.65	6.54	211,572	1.30	1.30	2.09	95
11.19	20.36	102,810	1.35	1.43	2.61	74

11.86	9.64	667,360	1.41	1.41	0.47	24
10.96	10.53	583,567	1.43	1.43	1.43	73
10.06	(17.17)	614,307	1.46	1.46	2.55	100
12.40	6.55	68,113	1.45	1.45	1.89	112
11.72	6.28	40,088	1.55	1.55	1.69	95
11.26	20.10	34,598	1.55	1.63	2.46	74

The accompanying notes are an integral part of the financial statements.

Causeway Emerging Markets Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Emerging Markets Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on March 30, 2007. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of regular trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume, market volatility or a futures contract does not end trading by the time the Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sale price) may be used to value the Fund’s futures position.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the

20	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee determines the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
•	Level 2 — Quoted prices in markets which are not active, or prices based on inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments and other financial instruments are measured at March 31, 2017 (000):

Investments in Securities	Level 1	Level 2†	Level 3††	Total
Common Stock
Brazil	$92,487	$—	$—	$92,487
China	482,252	430,676	—	912,928
Czech Republic	12,080	—	—	12,080
Hungary	13,648	—	—	13,648
India	332,273	—	—	332,273
Indonesia	59,472	—	—	59,472
Malaysia	65,329	—	—	65,329
Mexico	43,253	—	—	43,253
Poland	47,214	—	—	47,214
Qatar	15,525	—	—	15,525
Russia	186,874	—	—	186,874
South Africa	124,627	—	—	124,627
South Korea	550,873	—	—	550,873
Taiwan	238,958	187,000	—	425,958
Thailand	—	157,637	—	157,637
Turkey	51,867	—	—	51,867
United Arab Emirates	40,136	—	—	40,136

Total Common Stock	2,356,868	775,313	—	3,132,181

Causeway Emerging Markets Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Investments in Securities	Level 1	Level 2†	Level 3††	Total
Preference Stock
Brazil	$141,274	$—	$—	$141,274
South Korea	47,780	—	—	47,780

Total Preference Stock	189,054	—	—	189,054

Preferred Stock
Brazil	15,517	—	—	15,517

Exchange Traded Fund	2,980	—	—	2,980

Warrant	—	29	—	29

Short-Term Investment	85,123	—	—	85,123

Total Investments in Securities	$2,649,542	$775,342	$—	$3,424,884

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$3,284	$—	$—	$3,284

Total Other Financial Instruments	$3,284	$—	$—	$3,284

*	Futures contracts are valued at the unrealized appreciation on the instrument.

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading and/or due to “foreign line” securities using “local line” prices. Securities with a value of $24,040 (000), which represented 0.7% of the net assets of the Fund, transferred at period end from Level 2 to Level 1 since the prior fiscal year end, primarily due to market movements following the close of local trading that triggered the fair valuation of certain securities at the beginning of the period and did not trigger fair valuation at the end of the period.

††	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “foreign line” securities using “local line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is often more limited than the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the six months ended March 31, 2017, no securities transferred to Level 3. Transfers between levels are recognized at period end.

For the six months ended March 31, 2017, there were no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns

22	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (e.g., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased

Causeway Emerging Markets Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the“Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2017, the Institutional Class and Investor Class retained $55,802 and $3,911 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2018 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.35% of Institutional Class and Investor Class average daily net assets. No waivers or reimbursements were required for the six months ended March 31, 2017.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2017, the Investor Class paid 0.25% annualized of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2017, approximately $212 thousand of net assets were held by affiliated investors.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2017, for the Fund were as follows (000):

Purchases	Sales
$777,018	$745,975

24	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to risks in addition to those of U.S. securities. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

The Fund may use futures contracts, including futures contracts based on emerging markets indices, to obtain exposures to emerging markets for efficient cash management or other reasons.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. For the six months ended March 31, 2017, non-U.S. taxes paid on realized gains were $0 and non-U.S. taxes accrued on unrealized gains were $5,218,446.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows (000):

	Ordinary Income	Total
2016	$31,585	$31,585
2015	23,360	23,360

Causeway Emerging Markets Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$39,130
Capital Loss Carryforwards	(17,112)
Unrealized Appreciation	163,466
Post October Losses	(206,361)
Other Temporary Differences	(2)

Total Accumulated Losses	$(20,879)

Post-October Losses represent losses realized on securities and currency transactions from November 1, 2015 through September 30, 2016 that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Losses carried forward are as follows (000):

Short-Term Loss	Long-Term Loss	Total
$16,383	$729	$17,112

At March 31, 2017, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investment securities for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$2,929,239	$576,238	$(80,593)	$495,645

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2017(Unaudited)		Fiscal Year Ended September 30, 2016 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	39,368	$430,958	165,704	$1,593,587
Shares Issued in Reinvestment of Dividends and Distributions	2,940	29,814	2,260	22,147
Shares Redeemed	(31,977)	(346,822)	(76,252)	(765,176)

Increase in Shares Outstanding Derived from Institutional Class Transactions	10,331	113,950	91,712	850,558

Investor Class
Shares Sold	6,539	72,496	20,571	195,487
Shares Issued in Reinvestment of Dividends and Distributions	712	7,272	800	7,902
Shares Redeemed	(4,194)	(45,515)	(29,172)	(274,842)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	3,057	34,253	(7,801)	(71,453)

Increase in Shares Outstanding from Capital Share Transactions	13,388	$148,203	83,911	$779,105

26	Causeway Emerging Markets Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

8.	Significant Shareholder Concentration

As of March 31, 2017, three of the Fund’s shareholders of record owned 61% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, and Amendment No. 2, dated as of February 22, 2017, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2018. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2017, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Emerging Markets Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2016 to March 31, 2017).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

28	Causeway Emerging Markets Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/16	Ending Account Value 3/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Emerging Markets Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,097.80	1.16%	$6.05

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.16	1.16%	$5.82
Causeway Emerging Markets Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,096.40	1.41%	$7.35

Hypothetical 5% Return
Investor Class	$1,000.00	$1,017.92	1.41%	$7.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Causeway Emerging Markets Fund	29

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at

www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-004-0900

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2017

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 8, 2017